Exhibit 99.1

FOR IMMEDIATE DISTRIBUTION

Company Contact:	Investor Relations Contacts:	Media Contact:
AngioDynamics Inc. Caitlin Stefanik (518) 795-1418 cstefanik@angiodynamics.com	FTI Consulting Jim Polson (312) 553-6730 Jim.Polson@fticonsulting.com, Kotaro Yoshida (212) 850-5690 Kotaro.Yoshida@fticonsulting.com	FTI Consulting Kimberly Ha (212) 850-5612 kimberly.ha@fticonsulting.com

AngioDynamics Reports Fiscal 2017 Third Quarter Results

•	Q3 net sales of $85.6 million, down 2% year-over-year
•	Q3 GAAP earnings per share of $0.08; non-GAAP adjusted EPS up 27% from Q3 Fiscal 2016
•	Q3 operating cash generation of $14.4 million; free cash flow generation of $14.0 million
•	Revised FY2017 revenue and adjusted EPS guidance; free cash flow guidance unchanged

ALBANY, N.Y., March 30, 2017 (GLOBE NEWSWIRE) – AngioDynamics (NASDAQ:ANGO), a leading provider of innovative, minimally invasive medical devices for vascular access, surgery, peripheral vascular disease and oncology, today reported financial results for the 2017 fiscal year third quarter ended February 28, 2017.

“The quarter demonstrates continued execution on our core imperatives to improve our operational efficiency, strengthen our balance sheet and move forward on initiatives that will enable us to deliver sustainable top line revenue growth,” said Jim Clemmer, President and Chief Executive Officer of AngioDynamics. “We have already taken several positive steps to improve our operational efficiency and simplify our supply chain, and in February we made the decision to consolidate operations in Denmead, U.K. and Manchester, Ga. into our New York facilities.”

Mr. Clemmer added, “As the quarter ended, we obtained CE Mark certification for the Solero Microwave Tissue Ablation System. With an initial launch in Europe in April, we await FDA approval in the U.S. which we believe will fortify our global position in the high-growth ablation market. To support our long-term performance, we will remain focused on delivering high value products within growing markets by better leveraging our renewed R&D process and our existing portfolio of high value offerings like BioFlo and NanoKnife.”

Third Quarter 2017 Financial Results
Net sales for the fiscal third quarter were $85.6 million compared with $87.4 million a year ago. Currency did not have an impact in the quarter.

The following comparisons exclude the Boston Scientific supply agreement.

Peripheral Vascular net sales in the third quarter were $48.5 million compared to $49.8 million in the fiscal year 2016 third quarter. Vascular Access net sales in the third quarter were $23.7 million compared to $24.9 million a year ago. Oncology/Surgery net sales in the third quarter were $13.0 million compared to $12.1 million in the fiscal year 2016 third quarter. Overall U.S. net sales in the third quarter were $67.4 million compared to $69.5 million in the year ago third quarter. Overall International net sales in the third quarter were $17.8 million compared to $17.2 million a year ago.

In the third quarter of fiscal 2017, the Company recorded net income of $2.9 million, or $0.08 on a per share basis. The Company recorded net income of $0.6 million, or $0.02 on a per share basis, in the third quarter of fiscal 2016. Excluding the items shown in the attached quarterly non-GAAP reconciliation table, adjusted net income for the third quarter of fiscal 2017 was $6.9 million, or $0.19 per share, compared to an adjusted net income of $5.4 million, or $0.15 per share, in the third quarter of fiscal 2016.

Adjusted EBITDA in the third quarter of fiscal 2017, excluding the items shown in the attached reconciliation table, was $15.5 million compared to $13.9 million in the third quarter of fiscal 2016.

In the third quarter of fiscal 2017, the Company generated $14.4 million in operating cash flow and $14.0 million in free cash flow. As of February 28, 2017, cash and cash equivalents were $35.6 million and debt was $98.8 million.

“Our commitment to prudent financial management during the quarter was evidenced by year-on-year and sequential gross margin expansion, EPS growth and strong cash flow,” said Michael Greiner, Executive Vice President and Chief Financial Officer of AngioDynamics. “To further enhance our financial performance and strengthen our operations, the consolidation of our manufacturing operations, which is expected to be completed and fully integrated by the end of the third quarter of the 2018 fiscal year, will drive additional efficiencies and improve margins. We are confident that a solid operating platform and strong balance sheet will fuel our long-term growth potential.”

Nine Months Financial Results
For the nine months ended February 28, 2017, net sales were $262.7 million compared to $260.5 million a year ago. The Company’s net income was $17.9 million, or $0.49 per share, compared to a net loss of $0.5 million, or $0.01 per share a year ago. Excluding the items shown in the attached quarterly non-GAAP reconciliation table, adjusted net income was $20.2 million, or $0.55 per share, compared to adjusted net income of $14.4 million, or $0.40 per share, a year ago. Adjusted EBITDA, excluding the items shown in the attached reconciliation table, was $46.5 million compared to $38.9 million in the year ago period.

Fiscal Year 2017 Financial Guidance
The company is revising its FY2017 revenue guidance from a range of $355 million to $360 million to a range of $352 million to $355 million. The company is increasing its FY2017 adjusted EPS guidance from a range of $0.65 to $0.67 to a range of $0.68 to $0.70. The company’s free cash flow guidance remains unchanged at greater than $35 million.

Conference Call
AngioDynamics will host a conference call today at 8:00am ET to discuss its third quarter results. To participate in the live call by telephone, please call 888-299-7212 and reference the Conference ID: 6053267. In addition, a live webcast and archived replay of the call will be available at investors.angiodynamics.com/events. To access the live webcast, please go to the website 15-minutes prior to its start to register, download and install the necessary software.

Use of Non-GAAP Measures
Management uses non-GAAP measures to establish operational goals, and believes that non-GAAP measures may assist investors in analyzing the underlying trends in AngioDynamics’ business over time. Investors should consider these non-GAAP measures in addition to, not as a substitute for or as superior to, financial reporting measures prepared in accordance with GAAP. In this news release, AngioDynamics has reported net sales excluding a supply agreement; adjusted EBITDA; adjusted gross profit; adjusted net income, adjusted earnings per share and free cash flow. Management uses these measures in its internal analysis and review of operational performance. Management believes that these measures provide investors with useful information in comparing AngioDynamics’ performance over different periods. By using these non-GAAP measures, management believes that investors get a better picture of the performance of AngioDynamics’ underlying business. Management encourages investors to review AngioDynamics’ financial results prepared in accordance with GAAP to understand AngioDynamics’ performance taking into account all relevant factors, including those that may only occur from time to time but have a material impact on AngioDynamics’ financial results. Please see the tables that follow for a reconciliation of non-GAAP measures to measures prepared in accordance with GAAP.

About AngioDynamics
AngioDynamics Inc. is a leading provider of innovative, minimally invasive medical devices used by professional healthcare providers for vascular access, surgery, peripheral vascular disease and oncology. AngioDynamics’ diverse product lines include market-leading ablation systems, fluid management systems, vascular access products, angiographic products and accessories drainage products, thrombolytic products and venous products. More information is available at AngioDynamics.com.

Trademarks
AngioDynamics, the AngioDynamics logo, BioFlo, NanoKnife and Solero are trademarks and/or registered trademarks of AngioDynamics Inc., an affiliate or a subsidiary.

Safe Harbor
This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding AngioDynamics’ expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include the words such as

“expects,” “reaffirms,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “optimistic,” or variations of such words and similar expressions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Investors are cautioned that actual events or results may differ from AngioDynamics’ expectations. Factors that may affect the actual results achieved by AngioDynamics include, without limitation, the ability of AngioDynamics to develop its existing and new products, technological advances and patents attained by competitors, infringement of AngioDynamics’ technology or assertions that AngioDynamics’ technology infringes the technology of third parties, the ability of AngioDynamics to effectively compete against competitors that have substantially greater resources, future actions by the FDA or other regulatory agencies, domestic and foreign health care reforms and government regulations, results of pending or future clinical trials, overall economic conditions, the results of on-going litigation, challenges with respect to third-party distributors or joint venture partners or collaborators, the results of sales efforts, the effects of product recalls and product liability claims, changes in key personnel, the ability of AngioDynamics to execute on strategic initiatives, the effects of economic, credit and capital market conditions, general market conditions, market acceptance, foreign currency exchange rate fluctuations, the effects on pricing from group purchasing organizations and competition, the ability of AngioDynamics to integrate purchased businesses, as well as the risk factors listed from time to time in AngioDynamics’ SEC filings, including but not limited to its Annual Report on Form 10-K for the year ended May 31, 2016 and its quarterly report on Form 10-Q for the fiscal periods ended August 31, 2016 and November 30, 2016. AngioDynamics does not assume any obligation to publicly update or revise any forward-looking statements for any reason.

In the United States, the NanoKnife System has received a 510(k) clearance by the Food and Drug Administration for use in the surgical ablation of soft tissue, and is similarly approved for commercialization in Canada, the European Union and Australia. The NanoKnife System has not been cleared for the treatment or therapy of a specific disease or condition.

ANGIODYNAMICS, INC. AND SUBSIDIARIES
CONSOLIDATED INCOME STATEMENTS
(in thousands, except per share data)

	Three months ended		Nine months ended
	Feb 28,	Feb, 29	Feb 28,	Feb, 29
	2017	2016	2017	2016
	(unaudited)		(unaudited)

Net sales	$85,602	$87,434	$262,729	$260,471
Cost of sales (exclusive of intangible amortization)	41,810	43,900	128,895	127,682
Gross profit	43,792	43,534	133,834	132,789
% of net sales	51.2%	49.8%	50.9%	51.0%

Operating expenses
Research and development	5,951	5,808	18,573	18,116
Sales and marketing	19,469	20,955	58,481	63,534
General and administrative	7,000	6,901	22,952	22,897
Amortization of intangibles	4,360	4,458	12,886	13,356
Change in fair value of contingent consideration	122	(31)	(15,386)	630
Acquisition, restructuring and other items, net	1,750	3,042	12,028	9,098
Medical device excise tax	-	435	-	2,416
Total operating expenses	38,652	41,568	109,534	130,047
Operating income	5,140	1,966	24,300	2,742
Other (expense), net	(583)	(1,021)	(2,425)	(3,173)
Income (loss) before income taxes	4,557	945	21,875	(431)
Income tax expense (benefit)	1,670	351	3,954	84
Net income (loss)	$2,887	$594	$17,921	$(515)

Earnings (loss) per share
Basic	$0.08	$0.02	$0.49	$(0.01)
Diluted	$0.08	$0.02	$0.48	$(0.01)

Weighted average shares outstanding
Basic	36,625	36,146	36,557	36,083
Diluted	37,126	36,390	37,068	36,083

ANGIODYNAMICS, INC. AND SUBSIDIARIES
GAAP TO NON-GAAP RECONCILIATION
(in thousands, except per share data)

Reconciliation of Gross Profit to non-GAAP Adjusted Gross Profit

	Three months ended		Nine months ended
	Feb 28,	Feb, 29	Feb 28,	Feb, 29
	2017	2016	2017	2016
	(unaudited)		(unaudited)

Gross profit	$43,792	$43,534	$133,834	$132,789

Recall expenses included in cost of sales	14	6	216	(92)
Adjusted gross profit	$43,806	$43,540	$134,050	$132,697
Adjusted gross profit % of sales	51.2%	49.8%	51.0%	50.9%

Reconciliation of Net Income to non-GAAP Adjusted Net Income:

	Three months ended		Nine months ended
	Feb 28,	Feb, 29	Feb 28,	Feb, 29
	2017	2016	2017	2016
	(unaudited)		(unaudited)

Net income (loss)	$2,887	$594	$17,921	$(515)

Recall expenses included in cost of sales	14	6	216	(92)
Amortization of intangibles	4,360	4,458	12,886	13,356
Change in fair value of contingent consideration	122	(31)	(15,386)	630
Acquisition, restructuring and other items, net (1)	1,750	3,042	12,028	9,098
Tax effect of non-GAAP items (2)	(2,219)	(2,680)	(7,429)	(8,038)
Adjusted net income	$6,914	$5,389	$20,236	$14,439

Reconciliation of Diluted Earnings Per Share to non-GAAP Adjusted Diluted Earnings Per Share:

	Three months ended		Nine months ended
	Feb 28,	Feb, 29	Feb 28,	Feb, 29
	2017	2016	2017	2016
	(unaudited)		(unaudited)

Diluted earnings (loss) per share	$0.08	$0.02	$0.48	$(0.01)

Recall expenses included in cost of sales	$0.00	0.00	$0.01	(0.00)
Amortization of intangibles	$0.12	0.12	$0.34	0.37
Change in fair value of contingent consideration	$0.00	(0.00)	$(0.41)	0.02
Acquisition, restructuring and other items, net (1)	$0.05	0.08	$0.33	0.25
Tax effect of non-GAAP items (2)	$(0.06)	(0.07)	$(0.20)	(0.22)
Adjusted diluted earnings per share	$0.19	$0.15	$0.55	$0.40

Adjusted diluted sharecount	37,126	36,390	37,068	36,083

(1) Includes costs related to mergers and acquisition activities, integrations, restructurings, asset impairments and write-offs, litigation, and other items.
(2)  Represents the net tax effect of non-GAAP adjustments.  Based on our historical non-GAAP earnings, our tax effect of non-GAAP items has been calculated assuming no valuation allowance on our deferred tax assets and an effective tax rate of 36%.

ANGIODYNAMICS, INC. AND SUBSIDIARIES
GAAP TO NON-GAAP RECONCILIATION (Continued)
(in thousands, except per share data)

Reconciliation of Net Income to EBITDA and Adjusted EBITDA:

	Three months ended		Nine months ended
	Feb 28,	Feb, 29	Feb 28,	Feb, 29
	2017	2016	2017	2016
	(unaudited)		(unaudited)

Net income (loss)	$2,887	$594	$17,921	$(515)

Income tax expense (benefit)	(1,670)	(351)	(3,954)	(84)
Other (expense), net	(583)	(1,021)	(2,425)	(3,173)
Depreciation and amortization	6,091	6,860	18,168	20,931
EBITDA	11,231	8,826	42,468	23,673

Recall expenses included in cost of sales	14	6	216	(92)
Change in fair value of contingent consideration	122	(31)	(15,386)	630
Acquisition, restructuring and other items, net (1,2)	1,750	2,794	12,028	8,097
Credit card fees	702	654	2,099	2,107
Stock-based compensation	1,693	1,640	5,078	4,500
Adjusted EBITDA	$15,512	$13,889	$46,503	$38,915

Per diluted share:
EBITDA	$0.30	$0.24	$1.15	$0.66
Adjusted EBITDA	$0.42	$0.38	$1.25	$1.08

(1) Includes costs related to mergers and acquisition activities, integrations, restructurings, asset impairments and write-offs, litigation, and other items.
(2) Excludes depreciation expense captured in the depreciation and amortization component of the reconciliation.

ANGIODYNAMICS, INC. AND SUBSIDIARIES
NET SALES BY PRODUCT CATEGORY AND BY GEOGRAPHY
(unaudited in thousands)

	Three months ended						Nine months ended
					Currency	Constant				Currency	Constant
	Feb 28,	Feb, 29%			Impact	Currency	Feb 28,	Feb, 29%		Impact	Currency
	2017	2016	Growth		(Pos) Neg	Growth	2017	2016	Growth	(Pos) Neg	Growth

Net Sales by Product Category
Peripheral Vascular	$48,496	$49,779	-3%	-3%			$152,800	$147,940	3%
Vascular Access	23,680	24,911	-5%	-5%			72,238	74,576	-3%
Oncology/Surgery	12,993	12,054	8%	8%			35,837	35,859	0%
Total Excluding Supply Agreement	85,169	86,744	-2%	-2%	0%	-2%	260,875	258,375	1%	0%	1%
Supply Agreement	433	690	-37%	-37%	0%	-37%	1,854	2,096	-12%	0%	-12%
Total	$85,602	$87,434	-2%	-2%	0%	-2%	$262,729	$260,471	1%	0%	1%
	$-	$-

Net Sales by Geography
United States	$67,366	$69,501	-3%	-3%	0%	-3%	$209,901	$208,523	1%	0%	1%
International	17,803	17,243	3%	3%	1%	4%	50,974	49,852	2%	2%	4%
Supply Agreement	433	690	-37%	-37%	0%	-37%	1,854	2,096	-12%	0%	-12%
Total	$85,602	$87,434	-2%	-2%	0%	-2%	$262,729	$260,471	1%	0%	1%

ANGIODYNAMICS, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands)

	Feb 28,	May 31,
	2017	2016
	(unaudited)	(unaudited)
Assets
Current Assets
Cash and cash equivalents	$35,571	$32,333
Marketable securities	1,203	1,653
Total cash and investments	36,774	33,986

Accounts receivable, net	46,302	52,867
Inventories	57,681	55,370
Prepaid income taxes	309	788
Prepaid expenses and other	3,985	3,243
Total current assets	145,051	146,254

Property, plant and equipment, net	46,180	48,284
Other non-current assets	1,757	3,827
Intangible assets, net	150,078	166,577
Goodwill	361,252	361,252
Total Assets	$704,318	$726,194

Liabilities and Stockholders’ Equity
Current Liabilities
Accounts payable	$15,357	$15,616
Accrued liabilities	20,753	21,942
Current portion of long-term debt	5,000	16,250
Current portion of contingent consideration	9,531	12,919
Total current liabilities	50,641	66,727
Long-term debt, net of current portion	92,519	104,291
Deferred income taxes, long-term	25,304	21,684
Contingent consideration, net of current portion	3,104	25,356
Other long-term liabilities	1,000	908
Total Liabilities	172,568	218,966

Stockholders’ equity	531,750	507,228
Total Liabilities and Stockholders’ Equity	$704,318	$726,194

ANGIODYNAMICS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three months ended		Nine months ended
	Feb 28,	Feb, 29	Feb 28,	Feb, 29
	2017	2016	2017	2016
	(unaudited)	(unaudited)	(unaudited)	(unaudited)

Cash flows from operating activities:
Net income (loss)	$2,887	$594	$17,921	$(515)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	6,169	6,979	18,455	21,289
Stock-based compensation	1,693	1,640	5,078	4,500
Change in fair value of contingent consideration	122	(31)	(15,386)	630
Fixed and intangible asset impairments and disposals	78	53	3,822	675
Deferred income taxes	1,554	203	3,624	(388)
Change in accounts receivable allowance	5	1,017	(605)	1,355
Write-off of other assets	-	-	2,685	-
Other	41	261	(535)	-
Changes in operating assets and liabilities, net of acquisitions:
Receivables	3,855	(2,416)	6,898	2,492
Inventories	(1,027)	4,930	(2,585)	1,457
Prepaid and other assets	(747)	1,359	(1,215)	(782)
Accounts payable and accrued liabilities	(265)	(2,195)	(1,405)	(4,041)
Net cash provided by (used in) operating activities	14,365	12,394	36,752	26,672

Cash flows from investing activities:
Additions to property, plant and equipment	(412)	(727)	(2,258)	(1,895)
Acquisition of businesses, net of cash acquired	-	(2,000)	-	(2,000)
Acquisition of intangible assets	-	(18)	-	(18)
Proceeds from sale or maturity of marketable securities	-	-	450	25
Net cash provided by (used in) investing activities	(412)	(2,745)	(1,808)	(3,888)

Cash flows from financing activities:
Repayment of long-term debt	(17,721)	(7,500)	(139,131)	(11,250)
Proceeds from issuance of long-term debt and revolver borrowings	-	-	116,471	-
Deferred financing costs on long-term debt	(158)	-	(1,335)	-
Payment of Contingent Consideration	-	-	(9,850)	(9,850)
Repurchase of shares	-	-	(7,840)	-
Proceeds from exercise of stock options and ESPP	3,865	703	10,269	1,933
Net cash provided by (used in) financing activities	(14,014)	(6,797)	(31,416)	(19,167)

Effect of exchange rate changes on cash	(32)	49	(290)	(111)
Increase (Decrease) in cash and cash equivalents	(93)	2,901	3,238	3,506

Cash and cash equivalents
Beginning of period	35,664	18,996	32,333	18,391
End of period	$35,571	$21,897	$35,571	$21,897

ANGIODYNAMICS, INC. AND SUBSIDIARIES
GAAP TO NON-GAAP RECONCILIATION
(in thousands)

Reconciliation of Free Cash Flows:

	Three months ended		Nine months ended
	Feb 28,	Feb, 29	Feb 28,	Feb, 29
	2017	2016	2017	2016
	(unaudited)		(unaudited)

Net cash provided by (used in) operating activities	$14,365	$12,394	$36,752	$26,672
Additions to property, plant and equipment	(412)	(727)	(2,258)	(1,895)
Free Cash Flow	$13,953	$11,667	$34,494	$24,777